UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2008

JPMORGAN CHASE & CO.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-05805		13-2624428
(Commission File Number)		(IRS Employer Identification No.)

270 Park Avenue, New York, NY		10017
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 270-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

The following Exhibits are incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the “Registrant”) as exhibits thereto and are filed as part of this Current Report.

8.1	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Russell 2000® Index due March 6, 2009
8.2	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due March 8, 2011
8.3
Tax Opinion of Davis Polk & Wardwell relating to 11.95% Reverse Exchangeable Notes due February 27, 2009 Linked to the Least Performing Common Stock of Medtronic, Inc. and Boston Scientific Corporation

8.4	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes due February 25, 2011 Linked to the Common Stock of a Single Reference Stock Issuer
8.5
Tax Opinion of Davis Polk & Wardwell relating to 11.50% (equivalent to 23% per annum) Upside Auto Callable Reverse Exchangeable Notes due August 27, 2008 Linked to the Common Stock of Research In Motion Limited

8.6
Tax Opinion of Davis Polk & Wardwell relating to 9.50% (equivalent to 19.00% per annum) Upside Auto Callable Reverse Exchangeable Notes due August 28, 2008 Linked to the Common Stock of Freeport-McMoRan Copper & Gold Inc.

8.7	Tax Opinion of Davis Polk & Wardwell relating to 10.375% (equivalent to 20.75% per annum) Reverse Exchangeable Notes due August 28, 2008 Linked to the Common Stock of Garmin Ltd.
8.8
Tax Opinion of Davis Polk & Wardwell relating to 10.00% (equivalent to 20.00% per annum) Reverse Exchangeable Notes due August 29, 2008 Linked to the Least Performing Common Stock of Bank of America Corporation, Citigroup Inc., The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc.

8.9	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due April 30, 2009
8.10	Tax Opinion of Davis Polk & Wardwell relating to 2.625% (equivalent to 10.50% per annum) Reverse Exchangeable Notes due May 30, 2008 Linked to the Common Stock of Hewlett-Packard Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JPMORGAN CHASE & CO. (Registrant)

By:	/s/ Neila B. Radin

	Name:	Neila B. Radin
	Title:	Senior Vice President

Dated: February 26, 2008

EXHIBIT INDEX

Exhibit Number	Description
8.1	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the Russell 2000® Index due March 6, 2009
8.2	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes Linked to the S&P 500® Index due March 8, 2011
8.3
Tax Opinion of Davis Polk & Wardwell relating to 11.95% Reverse Exchangeable Notes due February 27, 2009 Linked to the Least Performing Common Stock of Medtronic, Inc. and Boston Scientific Corporation

8.4	Tax Opinion of Davis Polk & Wardwell relating to Annual Review Notes due February 25, 2011 Linked to the Common Stock of a Single Reference Stock Issuer
8.5
Tax Opinion of Davis Polk & Wardwell relating to 11.50% (equivalent to 23% per annum) Upside Auto Callable Reverse Exchangeable Notes due August 27, 2008 Linked to the Common Stock of Research In Motion Limited

8.6
Tax Opinion of Davis Polk & Wardwell relating to 9.50% (equivalent to 19.00% per annum) Upside Auto Callable Reverse Exchangeable Notes due August 28, 2008 Linked to the Common Stock of Freeport-McMoRan Copper & Gold Inc.

8.7	Tax Opinion of Davis Polk & Wardwell relating to 10.375% (equivalent to 20.75% per annum) Reverse Exchangeable Notes due August 28, 2008 Linked to the Common Stock of Garmin Ltd.
8.8
Tax Opinion of Davis Polk & Wardwell relating to 10.00% (equivalent to 20.00% per annum) Reverse Exchangeable Notes due August 29, 2008 Linked to the Least Performing Common Stock of Bank of America Corporation, Citigroup Inc., The Goldman Sachs Group, Inc. and Merrill Lynch & Co., Inc.

8.9	Tax Opinion of Davis Polk & Wardwell relating to Buffered Return Enhanced Notes Linked to the S&P 500® Index due April 30, 2009
8.10	Tax Opinion of Davis Polk & Wardwell relating to 2.625% (equivalent to 10.50% per annum) Reverse Exchangeable Notes due May 30, 2008 Linked to the Common Stock of Hewlett-Packard Company